SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934


Filed by the Registrant                     [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for  Use  of  the Commission  Only (as permitted by Rule
          14a-6 (e) (2))
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12


                            REINHOLD INDUSTRIES, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                     N/A
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
       (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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           filing fee is calculated and state how it was determined):

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[ ]    Fee paid previously with preliminary materials.

[ ]    Check box  if  any  part  of  the fee is offset as  provided  by Exchange
          Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.
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



                            REINHOLD INDUSTRIES, INC.
                            12827 E. Imperial Highway
                           Santa Fe Springs, CA 90670




                                 March 26, 2003



Dear Stockholders:

The Directors and Officers of Reinhold Industries, Inc., cordially invite you to attend the Annual Meeting of Stockholders of the Corporation to be held on Wednesday, April 30, 2003 at 2:00 P.M., Pacific Time. The meeting will be held at the office of the Corporation at 12827 E. Imperial Highway, Santa Fe Springs, CA 90670. Notice of the Annual Meeting and Proxy Statement are enclosed.

You are urged to mark, sign, date and mail the enclosed proxy immediately. By mailing your proxy now you will not be precluded from attending the meeting. Your proxy is revocable. In the event you find it convenient to attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

For your information, enclosed is the 2002 Annual Report of Reinhold Industries, Inc.



                                      Very truly yours,

                                      /s/ Ralph R. Whitney, Jr.

                                          Ralph R. Whitney, Jr.
                                          Chairman of the Board

                            REINHOLD INDUSTRIES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          Santa Fe Springs, California

                                 March 26, 2003

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Reinhold Industries, Inc., a Delaware corporation ("Reinhold" or the "Company") will be held at the offices of Reinhold Industries, Inc. 12827 East Imperial Highway, Santa Fe Springs, California on Wednesday, April 30, 2003 at 2:00 P.M., local time, for the following purposes:

         (1) To elect six members of the Board of Directors for Class A Common Stockholders; and

         (2) To ratify the Amended and Restated Reinhold Industries Stock Incentive Plan; and

         (3) To transact such other business as may properly come before the meeting and any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Company's 2003 Annual Meeting will be held solely to tabulate the votes cast and report results of voting on the matters listed in the proxy statement. It is not anticipated there will be other business transacted or that any Directors or Senior Executives will be in attendance.

     Only stockholders of record at the close of business on March 21, 2003 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                By order of the Board of Directors,


                                      /s/ Brett R. Meinsen

                                          BRETT R. MEINSEN
                                          Secretary

THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND IMMEDIATE RETURN OF THE ACCOMPANYING PROXY. PLEASE DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                            REINHOLD INDUSTRIES, INC.
                             12827 EAST IMPERIAL HWY
                       SANTA FE SPRINGS, CALIFORNIA 90670


                         ANNUAL MEETING OF STOCKHOLDERS
                          to be held on April 30, 2003

                                 March 26, 2003

                                 PROXY STATEMENT


                                  INTRODUCTION


     The Annual Meeting of Stockholders of Reinhold Industries, Inc. ("Reinhold" or the "Company") will be held on April 30, 2003 at the offices of Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California, at 2:00 P.M., for the purposes set forth in the accompanying notice. This statement is furnished in connection with the solicitation by Reinhold's Board of Directors (the "Board") of proxies to be voted at such meeting and at any and all adjournments thereof. Proxies properly executed, duly returned and not revoked will be voted at the Annual Meeting (including adjournments) in accordance with the specifications therein. If a stockholder does not specify on the proxy card how the shares are to be voted, they will be voted FOR the election of Reinhold's nominees for Director and FOR the ratification of the Amended and Restated Reinhold Industries Stock Incentive Plan.

     If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to the exercise thereof by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company, before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California 90670, Attention: Secretary, or hand-delivered to the Secretary of the Company, in each case at or before the taking of the vote at the Annual Meeting.

     At the Annual Meeting, holders of Reinhold Class A Common Stock shall each have one vote per share.

     This proxy statement and accompanying form of proxy are first being sent to stockholders on or about March 28, 2003.

                             PLAN OF REORGANIZATION

     On July 31, 1996 (the "Effective Date"), Keene Corporation ("Keene") consummated its plan of reorganization under the Bankruptcy Code (the "Plan") and emerged from bankruptcy. On the Effective Date, Reinhold was merged into and with Keene, with Keene becoming the surviving corporation. Pursuant to the merger, all of the issued and outstanding capital stock of Reinhold was canceled. Keene, as the surviving corporation of the merger, was renamed Reinhold. On the Effective Date, Reinhold issued 1,998,956 shares of Common Stock, of which 1,020,000 shares of Class B Common Stock were issued to the Trustees of a Creditors' Trust (the "Keene Creditors' Trust") set up to administer Keene's asbestos claims. The remaining 978,956 shares of Class A Common Stock were issued to Keene's former stockholders as of record date, June 30, 1996. All of Keene's previous outstanding Common Stock was canceled.

                          SALE OF CLASS B COMMON STOCK

     On May 21, 1999, the Keene Creditors' Trust (the "Trust") sold 997,475 shares of its Class B Common Stock representing approximately 49.9% of the outstanding common stock of the Company. The purchasers included Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II LLC, MassMutual Corporate Value Partners Limited, Ralph R. Whitney, Jr., Glenn Scolnik, Forrest
E. Crisman, Jr., Andrew McNally, IV and Ward S. McNally (collectively, the "Purchasers"). Messrs. Whitney, Scolnik, Crisman, A. McNally and W. McNally are directors and/or officers of Hammond, Kennedy, Whitney & Company ("HKW"), a private equity firm. The purchasers also agreed to pay the Trust, on a pro rata basis, a stock price deficiency payment, on the third anniversary of the purchase, in an amount by which the market value of the Class A Common Stock retained by the Trust, on a per share basis, is less than a predetermined value. The Company had agreed to reimburse the purchasers for any such payments they made to the Trust. In 2002, the Company made payments totaling approximately $88,000 in full release of this obligation.

     The Company has also agreed that until Massachusetts Mutual Life Insurance Company, MassMutual High Yield Partners II LLC and MassMutual Corporate Value Partners collectively own less than five percent of the outstanding voting stock of the Company, the Company will recommend one person designated by Massachusetts Mutual Life Insurance Company to be included in the slate of nominees recommended by the Board of Directors of the Company for election by stockholders at the Company's annual meeting of the stockholders. Massachusetts Mutual Life Insurance Company has chosen not to exercise this right for the 2003 Annual Meeting.

     Pursuant to Reinhold's Certificate of Incorporation, upon consummation of the sale of the Trust's shares, (i) all of the outstanding shares of Class B Common Stock automatically converted into shares of Class A Common Stock, (ii) the number of authorized shares of Class A Common Stock automatically increased by the number of shares of Class B Common Stock so converted, and (iii) the number of authorized shares of Class B Common Stock decreased by the number of shares so converted.

     On November 1, 2000, the Company filed its Third Amended and Restated Certificate of Incorporation, which authorizes the Company to issue 5,000,000 shares of capital stock, consisting of 4,750,000 shares of Class A Common Stock, par value $.01 per share, and 250,000 shares of Preferred Stock, par value $.001 per share.

Required Quorum; Required Vote

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Class A Common Stock. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld. Proxies that reflect abstentions will be treated as voted for purposes of determining the approval of the proposal and will have the same effect as a vote against the proposal.

     In the election of directors, the directors elected by the holders of Class A Common Stock must be elected by a plurality of the shares of Class A Common Stock voting. The Amended and Restated Reinhold Industries Stock Incentive Plan must also be ratified by a plurality of the shares of Class A Common Stock voting.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, the holders of Class A Common Stock, voting as a class, shall elect six (6) Directors of the Company to serve until the next Annual Meeting to be held in 2004 and until their successors are elected and qualified. The Board is soliciting proxies to vote FOR its nominees, Ralph R. Whitney, Jr., Andrew McNally, IV, Michael T. Furry, Glenn Scolnik, Thomas A. Brand and Richard A. Place as Directors of Reinhold. Only holders of Class A Common Stock shall vote for the Class A nominees.

     All proxies will be voted in accordance with the stated instructions. Unless the stockholder otherwise specifies therein, the accompanying proxy will be voted (i) FOR the election of the nominees identified above, (ii) FOR the ratification of the Amended and Restated Reinhold Industries Stock Incentive Plan, and (iii) at the discretion of the proxy holders, either FOR or AGAINST any other matter or business that may properly come before the meeting. The Board of Directors does not know of any such other matter or business. If the nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. The Board currently has no reason to believe that these nominees will be unwilling or unable to serve as directors, if elected.

                         NOMINEES FOR CLASS A DIRECTORS


Ralph R. Whitney, Jr.

     Mr. Whitney, age 68, became a Director of Reinhold on June 3, 1999 and is currently Chairman of the Board. He is also a member of the Compensation Committee. Mr. Whitney has been a principal of Hammond, Kennedy, Whitney & Company, a New York private equity firm, since 1971 and is currently Chairman of the Board of that firm. Mr. Whitney is also a director of First Technology, PLC, Dura Automotive Systems, Inc., Baldwin Technology Company, Inc., and RELM Wireless Communications, Inc.

Andrew McNally, IV

     Mr. McNally, age 63, became a Director of Reinhold on June 3, 1999. He is also a member of the Compensation Committee. Mr. McNally is currently a senior principal of Hammond, Kennedy, Whitney & Company and has held that position since 1998. He is the former Chairman and Chief Executive Officer and current Director of Rand McNally & Company (printing, publishing and map making). Mr. McNally is also a Director of Hubbell, Inc.

Glenn Scolnik

     Mr. Scolnik, age 51, became a Director of Reinhold on August 1, 2000. He is also Chairman of the Compensation Committee. Mr. Scolnik is currently the Chief Executive Officer and President of Hammond, Kennedy, Whitney & Company and has held that position since January 1999. He joined Hammond, Kennedy, Whitney & Company as a principal in 1993.

Thomas A. Brand

     Mr. Brand, age 69, became a Director of Reinhold on August 1, 2000. He is the Chairman of the Audit Committee. Mr. Brand is a Director of Aldila, Inc., the world's largest manufacturer of carbon fiber golf shafts. He was formerly senior Vice President / General Manager of Fiberite Advanced Materials and has thirty years experience in the advanced composites materials industry.

Richard A. Place

     Mr. Place, age 68, became a Director of Reinhold on January 23, 2001. He is also a member of the Audit Committee. Mr. Place held a variety of management positions at Ford Motor Company, retiring as Director of Technical Planning in 1991. He is a former Senior Managing Director of Mazda Motor Corporation of Hiroshima, Japan; Director of Excel Industries, Inc. of Elkhart, Indiana, and Kavlico Corporation of Moorpark, California.

Michael T. Furry

     Mr. Furry, age 65 is President and Chief Executive Officer of Reinhold. Mr. Furry has served as President of Reinhold since June 1986 and became President of the Reorganized Company on the Effective Date. Mr. Furry had been a Director of Keene since April 1990. From April 1976 to June 1986, Mr. Furry was Vice President and General Manager of the composites division of Reynolds & Taylor, Inc.

Other Executive Officer

Brett R. Meinsen

     Mr. Meinsen, age 43, became Vice President - Finance and Administration, Secretary and Treasurer of Reinhold in June 1997. Prior to coming to Reinhold, Mr. Meinsen worked from 1986 until January 1997 as the Director of Finance and Administration, Manager of Financial Analysis, and a senior financial analyst at Philips Medical Systems.

Compensation of Directors

     During 2002, the Board of Directors of Reinhold met four times for regular meetings and there were no special meetings. All directors attended 75% or more of the total number of meetings of the Board and Board committees on which they served. Through August 1, 2002, each non-employee director received $1,000 for each regular or special meeting of the Board he attended. In addition, through August 1, 2002, each non-employee director also received annual compensation of $12,000 per year, paid quarterly, as a retainer for being a director.

     On August 1, 2002, the Board of Directors changed the Compensation of Directors from $12,000 per annum and $1,000 per meeting attended to a fixed fee of $24,000 per annum regardless of the number of meetings attended.

     On September 30, 2002, the Board adopted the Reinhold Industries, Inc. Directors' Deferred Stock Plan. The Plan allows the non-employee Directors of the Company to elect to receive stock in lieu of cash payment for their services on the Board of Directors. If the Director elects to receive Company stock, he has the option of receiving the shares immediately or deferring receipt of those shares to a future date. As of December 31, 2002, 25,000 shares have been reserved for issuance under this Plan.

     Reinhold has standing Audit and Compensation Committees of the Board. The Audit Committee, which is composed of Thomas A. Brand (Chairman) and Richard A. Place, each of whom is independent within the meaning of NASD Rule 4200(a)(14), met four times during 2002. The Compensation Committee, which is composed of Glenn Scolnik (Chairman), Ralph R. Whitney, Jr. and Andrew McNally, IV, met once. Through August 1, 2002, the non-employee directors who are members of the Audit and Compensation Committees received $1,000 for each meeting attended on a day during which the Board did not meet for a regular meeting. After August 1, 2002, there is no additional compensation for these meetings.

     The Audit Committee reviews and recommends to the Board the engagement of the independent auditors of the Company, reviews with the auditors their work and fees, and reviews accounting policies and practices and internal accounting controls of the Company. The Audit Committee approves in advance all audit and non-audit services provided by the Company's independent auditor. The Audit Committee operates under a written charter adopted by the Board. Its functions and qualifications for membership are set forth in its charter, which is attached as an appendix to this proxy statement.

     The Compensation Committee reviews and recommends to the Board the compensation proposed to be paid to officers and key employees of Reinhold, including base salaries, stock options and management incentive compensation.

     The Board does not have a Nominating Committee and as a whole performs the functions normally performed by a Nominating Committee.

Certain Transactions

     On June 3, 1999, Reinhold entered into a two year agreement with Hammond, Kennedy, Whitney and Company ("HKW"), a private equity firm, to provide Reinhold and its subsidiaries with advice regarding strategic direction and merger and acquisition activities, including identifying potential acquisition candidates, for a fee of $20,000 per month. The agreement is automatically renewed thereafter for successive one year periods, unless termination notification is provided by either party within 120 days of the renewal date. Mssrs. Ralph R. Whitney, Jr., Andrew McNally, IV and Glenn Scolnik, all members of the Board of Directors of Reinhold, are principals of HKW.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Mssrs. Scolnik, Whitney and McNally are members of the Compensation Committee.


                                 PROPOSAL NO. 2
           APPROVAL OF AMENDED AND RESTATED REINHOLD INDUSTRIES STOCK
                                 INCENTIVE PLAN

     The Company's Board of Directors unanimously recommends the approval of the Amended and Restated Stock Incentive Plan (the "Plan"), increasing the total number of stock options available under the Plan from 133,100 to 265,800 and making such other changes as described below. The Company's original Stock Incentive Plan was adopted in 1996 as part of the Keene plan of reorganization. After reviewing the terms of the original plan and the number of shares available for future option grants, the Board unanimously approved the Amended and Restated Plan at its meeting held on August 1, 2002. The effective date of the Plan is September 30, 2002, subject to shareholder approval. A copy of the Amended and Restated Stock Incentive Plan is attached as Exhibit A to this proxy statement.

     The Amended and Restated Stock Incentive Plan is intended to advance the interests of the Company and its Subsidiaries and promote continuity of management by encouraging and providing key employees with the opportunity to acquire, or increase, an equity interest in the Company and to participate in the increase in shareholder value as reflected in the growth in the price of the shares of the Company's Stock and by enabling the Company to attract and retain the services of key employees.

                               Summary of the Plan

     The Amended and Restated Stock Incentive Plan provides for the issuance of up to two hundred sixty-five thousand eight hundred (265,800) shares of the Corporation's common stock, subject to adjustment for certain changes in capitalization, and a maximum number of shares that may be issued pursuant to options granted to any one individual per calendar year of sixty thousand (60,000) shares. The original Stock Incentive Plan provided for the issuance of up to one hundred and thirty-three thousand one hundred (133,100) shares (as adjusted for the Company's stock dividends) and a maximum number of shares that may be issued pursuant to options granted to any one individual during the term of the Plan of ten thousand (10,000) shares. The Plan provides that a committee of two (2) or more Board members appointed by the Board will administer the Plan, or, if no committee is appointed, the Board will serve as the Committee. The Company's Compensation Committee will administer the Plan.

     The Compensation Committee will have the power and discretionary authority to determine with respect to the option grants, which eligible individuals are to receive option grants, the time when such options are to be granted, the number of shares to be covered by each grant, the status of the granted option as either a stock option that satisfies the requirements of Section 422 of the Internal Revenue Code ("Incentive Option") or a stock option that does not meet such requirement ("Non-Statutory

Option"), the time or times at which each granted option is to become exercisable and the maximum term for with the option may remain outstanding. Under the Plan, in the case of Incentive Options, the exercise price per share shall not be less than the fair market value.

     Each option under the Plan will be exercisable at such time or times and during such period as is determined by the Plan Administrator, but in no case will the option have a term in excess of ten (10) years from the grant date. Under the original Stock Incentive Plan options could not vest more rapidly than 33 1/3% annually, beginning on the first anniversary date following the option grant.

     Generally, if an option holder ceases to remain in service for the Company for any reason other than disability, death or termination of employment for cause, then the period during which an outstanding option remains exercisable is limited to a three (3) month period following cessation of services. If the option holder ceases to remain in service by reason on disability or death, the option remains exercisable for the twelve (12) month period following cessation of services. The outstanding options of an option holder who is terminated for cause terminates immediately and ceases to be outstanding. The Plan provides the Plan Administrator with the power and discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding to extend the period of time for which the option is to remain exercisable following cessation of service and to permit one or more options to be exercised with respect to some or all of the unvested shares for which the option would have otherwise become vested and exercisable had the cessation of service not occurred. In no event, however, may any option be exercised after the expiration of its term.

     The exercise price may be paid in cash, shares of common stock or through a special "cashless" sale and remittance procedure. To the extent permitted by applicable law, the Plan also provides that the Plan Administrator may, in its discretion, assist any option holder in the exercise of options by authorizing a loan to the holder from the Company or permitting the holder to pay the exercise price in installments over a period of years.

     The Board has the exclusive power to amend or modify the Plan, except that the Board may not, without the approval of the Company's shareholders, amend the plan to (i) materially increase the maximum number of shares issuable under the Plan or the maximum number of shares for which any one individual may be granted stock options per year; (ii) materially modify the eligibility requirements for Plan participation; or (iii) materially increase the benefits accruing to option holders.

     On March 11, 2003, the closing price per share of the Company's common stock was $11.95.

                      Certain Tax Consequences of the Plan

     The following discussion of certain federal tax consequences of the plan is based on the Internal Revenue Code provisions currently in effect, current regulations, and administrative rulings of the Internal Revenue Service. The discussion is limited to the tax consequences on United States citizens and does not consider the potential impact of state tax laws. It is not intended to be a complete discussion of all of the United States income tax consequences of the plan or of all of the requirements that must be satisfied to qualify for the tax treatment described in this discussion. Changes in the law and the regulations may modify the discussion, and, in some cases, changes may be retroactive. In addition, tax consequences may vary depending upon the personal circumstances of individual holders of options and rights and the tax requirements applicable to residents of countries other than the United States. Participants will be advised to consult their personal tax advisors concerning the tax consequences of their participation in the plan and their exercise of options granted to them.

An Incentive Option is not taxed at the date of grant nor at the date of exercise, (except that the difference between the fair market value at date exercise and the exercise price is an item of tax "preference" for purposes of the alternative minimum tax) but only when the holder's shares are sold at capital gain rates, provided he has held the stock for the requisite holding periods. The underlying stock is required to be held for two years after date of grant and one year after date of exercise. The amount of stock that vests in any calendar year may not exceed $100,000 of fair market value of such stock (determined as of the date of grant). Options exceeding this amount in the year of vesting are treated as nonstatutory options in the order in which they were granted.

A Non-Statutory Option is not taxed at the time of grant, but is taxed at the time of exercise on the difference between the fair market value at date of exercise and the exercise price, as ordinary income.

                                  Vote Required
     The approval of the adoption of the Plan requires the affirmative vote of a majority of the shares of Class A Common Stock voting.

     The following shows the options granted during 2002 under the Amended and Restated Stock Incentive Plan:

                                       NEW PLAN BENEFITS
                          Amended and Restated Stock Incentive Plan       Number
Name and Position                       Dollar Value ($)                of Units
--------------------------------------------------------------------------------
Michael T. Furry,
President and Chief
Executive Officer                               *                         40,000
--------------------------------------------------------------------------------
Brett R. Meinsen,
Vice President -
Finance and
Administration                                  *                         10,000
--------------------------------------------------------------------------------
Executive Group                                 *                         50,000
--------------------------------------------------------------------------------
Employee Group                                  *                         50,000
--------------------------------------------------------------------------------


    * = The dollar value of this benefit cannot be determined at this time.


                      Equity Compensation Plan Information

     The following table provides information as of December 31, 2002, with respect to equity securities of the Company that are authorized for issuance under equity compensation plans.

                                            Equity Compensation Plan Information


      Plan category                     Number of securities to be     Weighted-average     Number of securities
                                          issuedupon exercise of       exercise price of          remaining
                                           outstanding options,           outstanding           available for
                                            warrants and rights        options, warrants       future issuance
                                                                          and rights            under equity
                                                                                                compensation
                                                                                                    plans
                                                                                                  excluding
                                                                                                 securities
                                                                                                reflected in
                                                                                                 column (a))

                                                    (a)                       (b)                    (c)
----------------------------------------------------------------------------------------------------------------
 Equity compensation plans approved by
 security holders
                                                   98,615                    $6.45                 34,485
 1. Stock Incentive Plan
----------------------------------------------------------------------------------------------------------------
 Equity compensation plans not approved
 by security holders

 1. Stock Option Agreement with
     Michael T. Furry                             119,790                    $6.20                      -
 2. Directors Deferred Stock Plan                   3,595 *                   N/A                  21,405
----------------------------------------------------------------------------------------------------------------
  Total                                           222,000                    $6.31                 55,890
----------------------------------------------------------------------------------------------------------------


     * = Shares already issued in accordance with Directors Deferred Stock Plan.



    YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


Number of Shares Outstanding, Record Date and List of Stockholders

     Only stockholders of record at the close of business on March 21, 2003 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such date there were 2,659,812 shares of Reinhold Class A Common Stock outstanding. A stockholder list will be available for examination by stockholders at the Annual Meeting.


Common Stock Ownership of Certain Beneficial Owners

     The following table sets forth information regarding the beneficial ownership of Reinhold Class A Common Stock by the only persons known by Reinhold to be beneficial owners of 5% or more of Reinhold's issued and outstanding Common Stock as of March 5, 2003.

                                              Amount and Nature of      Percentage of Issued
  Name and Address of                      Beneficial Ownership of            andOutstanding
  Beneficial                                 Reinhold Common Stock              Common Stock
--------------------------------------------------------------------------------------------
  Massachusetts Mutual Life                   995,724(1)                        37.4%
  Insurance Company
  1295 State Street
  Springfield, MA  01111

  MassMutual High Yield                       418,204                           15.7%
  Partners II, LLC
  1295 State Street
  Springfield, MA  01111

  MassMutual Corporate Value                  159,315                            6.0%
  Partners Limited
  1295 State Street
  Springfield, MA  01111





     (1) Includes 418,204 shares owned by MassMutual High Yield Partners II LLC and 159,315 shares owned by MassMutual Corporate Value Partners Limited, as to which Massachusetts Mutual Life Insurance Company shares voting and dispositive power but disclaims beneficial ownership.

Common Stock Ownership of Management

     The following table presents information regarding beneficial ownership of Reinhold Common Stock by each member of the Board of Directors, and by all current directors and officers of Reinhold as a group, as of March 5, 2003.

                                                                                     Percentage of Issued
                                                         Amount and Nature of             and Outstanding
  Name and Address of                                 Beneficial Ownership of             Common Stock on
  Beneficial Owner                                      Reinhold Common Stock           March 5, 2003 (1)
---------------------------------------------------------------------------------------------------------
   Ralph R. Whitney, Jr.                                     61,007  (3)                   2.3%
   230 Park Avenue, Suite 1616
   New York, NY  10169

   Andrew McNally, IV                                        82,354  (2)                   3.1%
   230 Park Avenue, Suite 1616
   New York, NY  10169

   Glenn Scolnik                                             58,584                        2.2%
   8888 Keystone Crossing
   Indianapolis, IN  46240

   Thomas A. Brand                                            3,139                          *
   12827 E. Imperial Hwy.
   Santa Fe Springs, CA  90670

   Richard A. Place                                           5,944  (3)                     *
   12827 E. Imperial Hwy.
   Santa Fe Springs, CA  90670

   Michael T. Furry                                          15,891                          *
   12827 E. Imperial Hwy.
   Santa Fe Springs, CA. 90670

   Brett R. Meinsen                                           2,431                          *
   12827 E. Imperial Hwy.
   Santa Fe Springs, CA. 90670
------------------------------------------------------------------------------------------------
All directors and officers of Reinhold as                   229,350                        8.6%
a group (7 persons)


     *The percentage of shares owned does not exceed 1% of the issued and outstanding Common Stock.


     (1) For the purposes of this table, the issued and outstanding Common Stock of Reinhold has been calculated for each individual on the basis of all shares of Common Stock issued and outstanding (excluding treasury shares) on March 5, 2003.

     (2) Includes 62,206 shares owned by Andrew Management IV, L.P. of which Mr. McNally is the general partner and has sole voting and investment power.

     (3)  Includes  719  shares   reserved  for  issuance   under  the  Reinhold
Industries, Inc. Directors Deferred Stock Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on its review of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 2002, the Company's officers, directors and 10% stockholders satisfied all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                             STOCK PERFORMANCE GRAPH

     The annual changes in cumulative shareholder return for the period commencing on December 31, 1997 and ending December 31, 2002, are shown on the following graph. The assumption is that $100.00 was invested in shares of stock of a) the Company, b) a peer group consisting of 27 companies whose Standard Industrial Classification (SIC) code is 3089 - Plastics Products, NEC, and c) the Nasdaq Market Index. The total cumulative dollar returns shown in the graph represent the value such investments would have had on December 31, 2002. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                1997    1998    1999    2000    2001   2002

Reinhold Industries, Inc.       $100    $ 95    $133    $ 90    $ 91   $122

SIC Code 3089 - Plastics
  Products, NEC                  100      99      96      64      76     67

NASDAQ MArket Index              100     141     249     156     124     87







                             EXECUTIVE COMPENSATION
     The following table sets forth a summary of the compensation paid to the Chief Executive Officer and Vice President, Finance and Administration of the Company for services rendered in all capacities to the Company for the fiscal years ended December 31, 2002, 2001 and 2000. No executive officers of the Company other than those listed above were paid annual salary (together with any bonus) in excess of $100,000 in such fiscal years for services rendered to the Company.

Summary Compensation Table

                                                                                Long-Term
                                         Annual Compensation                    Compensation
                                     -----------------------------------------  ---------------
                                                                                     Securities
Name and Principal         Fiscal                   Management    Other Annual       Underlying       All Other
Position                     Year      Salary        Incentive    Compensation     Options/SARS    Compensation
---------------------------------------------------------------------------------------------------------------
Michael T. Furry             2002    $260,127          $60,739               -          40,000*               -
President and Chief          2001     255,933                -               -               -                -
Executive Officer            2000     237,967           92,026               -               -                -

Brett R. Meinsen             2002    $120,166          $28,642               -          10,000*               -
Vice President, Finance      2001     116,667                -               -               -                -
and Administration           2000     108,753           35,156               -               -                -


     * = Options granted under the Amended and Restated Stock Incentive Plan, which is subject to stockholder approval.

     The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in fiscal 2002 of options to purchase Common Stock of the Company:


                        Option Grants in Last Fiscal Year


                      Number of
                     Securities            % of Total
                     Underlying        Options Granted to     Exercise or
                        Options         Employees in Fiscal   Base Price         Expiration
Name                    Granted                Year               ($/Sh.)        Date
-------------------------------------------------------------------------------------------
Michael T. Fury          40,000*                 40%               $8.05         10/31/12
Brett R. Meinsen         10,000*                 10%               $8.05         10/31/12


     * = Options granted under the Amended and Restated Stock Incentive Plan, which is subject to stockholder approval.


 Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year End Options


                                                       No. of Securities Underlying     Value of Unexercised In-the-
                                                           Unexercised Options at          Money Options at Fiscal
                             No. Shares                        Fiscal Year-end                    Year-end
                            Acquired on       Value      Exercisable / Unexercisable     Exercisable / Unexercisable
Name                          Exercise       Realized
-----------------------------------------------------------------------------------------------------------------
Michael T. Furry                 --             --         133,100        40,000*          $283,503      $11,200*

Brett R. Meinsen                 --             --          10,648        10,000*           $22,680       $2,800*


     * = Options granted under the Amended and Restated Stock Incentive Plan, which is subject to stockholder approval.

Employment Agreement

     An employment agreement (the "Agreement") with Michael T. Furry, the Company's President and Chief Executive Officer, was entered into on July 31, 1996 and provided for employment by the Company for a period of five years commencing on the Effective Date. The agreement was amended as of October 30, 1998 to provide for a base salary of $236,000 per year, and a 5% increase on October 30, 2000 and on every second year following the year 2000 during the term of the employment agreement. The agreement was amended again on April 15, 2000 to extend the term of employment through November 13, 2004. The amendment also states that the term will be extended for one additional year on November 13, 2000 and each subsequent anniversary thereof, but in no event shall the term of employment extend beyond November 13, 2007. On May 8, 2001, the Compensation Committee approved an increase, effective May 1, 2001, in Mr. Furry's base salary to $260,000. In addition, the anniversary date of the 5% increase in salary on every second year was changed from October 30th to May 1st.

     The employment agreement provides for participation in the Management Incentive Compensation Plan, Reinhold Industries, Inc. Retirement Plan, Reinhold Industries, Inc. Non-Qualified Supplemental Retirement Plan, and Reinhold Stock Incentive Plan. It also provides Mr. Furry with life insurance with a face value of $700,000.

Management Incentive Compensation Plan

     As a result of the Plan of Reorganization, Reinhold adopted the Management Incentive Compensation Plan for the Reinhold staff, under which awards may be made to officers and other key salaried employees of Reinhold. Pools of award money are developed in accordance with the earnings of Reinhold and will be limited to 15% of Reinhold's pre-tax earnings each year. Distribution of awards to eligible employees will be dependent upon the individual employee's achievement during a fiscal year, as measured against predetermined specific objectives for that employee in such fiscal year. Payments will be made in January of each year with respect to the previous year's award.

Retirement Plan

     Reinhold presently maintains a non-contributory retirement plan (the "Retirement Plan") in which the Chief Executive Officer, Vice President - Finance and Administration, and certain salaried and hourly employees participate. The Retirement Plan provides an annual normal retirement benefit at or after age 65 for a participant equal to the greater of (a) the participants' accrued benefit as of December 31, 1988, based on the plan in effect at that time; (b) the product of (x) the sum of 1.3% of the participant's annual average compensation for the five highest consecutive years of employment during the most recent ten calendar years of employment and 0.65% of such compensation in excess of the average of the "Social Security Taxable Wage Base" in each year during the 35-year period prior to the participant's retirement age under the social security law multiplied by (y) his years of service credit (to a maximum of 25) in the Retirement Plan; or (c) the accrued benefit as of December 31, 1993, plus a benefit based on (b) above and service after December 31, 1993, with total service not in excess of 25 years. Certain maximum benefit limitations are incorporated in the Retirement Plan. The Retirement Plan permits a participant who has attained age 55 and completed 10 years of service to elect to receive an actuarially reduced early retirement benefit and provides for payment of benefits if certain participants become permanently disabled. A participant's accrued pension benefit becomes 100% vested on the date on which the participant completes five years of service. Death benefits are payable to the surviving spouse of a fully or partially vested participant who dies before payment of benefits has commenced. Benefits paid under the Plan are not subject to deduction of Social Security taxes or any other offset amounts.

The following table presents information regarding estimated annual benefits payable upon normal retirement classified by remuneration and years of service under the Retirement Plan:

 Average Compensation
         at Retirement                                    Years of Service at Retirement
                                   5                10                15               20            25 or more
---------------------------------------------------------------------------------------------------------------
            $ 50,000             $3,593             $7,186          $10,779           $14,372          $17,965
              75,000              6,031             12,061           18,092            24,122           30,153
             100,000              8,468             16,939           25,404            33,872           42,340
             150,000             13,343             26,686           40,029            53,372           66,715
200,000 or more (1)              18,218             36,436           54,654            72,872           91,090


     (1) In accordance with Internal Revenue Service Regulations, the maximum allowable compensation permitted in computing a benefit under the Retirement Plan is $200,000 for 2002. However, employees will receive the greater of the benefit outlined above or the accrued benefit as of December 31, 1993, which was based on compensation in excess of $200,000 plus a benefit based on service after December 31, 1993 and the final average compensation based on the $200,000 limit.


     Remuneration covered by the Retirement Plan in a particular year includes that year's base salary, overtime pay and commissions but excludes compensation received in that year under the Management Incentive Compensation Plan in excess of 50% of the participant's annual basic pay rate as of the December 31 of the preceding calendar year. The 2002 remuneration covered by the Retirement Plan for each participant therefore includes management incentive compensation (up to such 50% ceiling) paid during 2002 in respect of 2001 awards.

     For each of the following persons, the credited years of service under the Retirement Plan, as of December 31, 2002, and the remuneration received during 2001 covered by the Retirement Plan, were, respectively, as follows: Mr. Furry, 17 years and $170,000; Mr. Meinsen, 6 years and $152,827.


 Non-Qualified Supplemental Retirement Plan

     The Company maintains a Non-Qualified Supplemental Retirement Plan for the benefit of Mr. Furry. There are no other participants in this Plan. In addition to the benefits provided by the Reinhold Industries, Inc. Retirement Plan (the Qualified Plan), the Participant shall receive a Non-Qualified Plan benefit determined as the excess of (a) over (b) subject to (c) as follows:

(a) The monthly benefit determined under the Qualified Plan based on Years of Service after January 1, 2000 and Compensation without regard to the exclusion imposed by Section 1.11(e) of the Qualified Plan or to the maximum limitations imposed by Section 401(a)(17) of the Code.

(b) The monthly benefit determined under the Qualified Plan based on Years of Service after January 1, 2000.

(c) The excess of (a) over (b) shall be limited to the product of $2,166.67 and a fraction (not to exceed one), the numerator of which is the number of Years of Service completed (or any fractional portion thereof) from January 1, 2000 to the date of the determination and the denominator of which is the number of Years the Participant would have completed (or any fractional portion thereof) from January 1, 2000 until his attainment of age 70, or actual retirement date, if later.

     All other provisions of the Qualified Plan will apply to this Plan. This Plan will be funded under the same assumptions and funding method as the Qualified Plan.

The following table presents information regarding estimated annual benefits payable upon normal retirement classified by remuneration and years of service under the Non-Qualified Plan:

        Average Compensation
               at Retirement        Years of Service at Retirement
                                           4                8
------------------------------------------------------------------
                   $ 200,000        $  1,560         $  3,120
                     250,000           5,460           10,920
                     300,000           9,360           18,720
                     350,000          12,996           26,000
             MAXIMUM BENEFIT          12,996           26,000


     Reinhold Industries, Inc. will make a contribution to the Trust Fund in such amounts as are actuarially required to fund the benefits of the Plan. The Company shall pay to the Trustee the actuarially determined contribution on account of a particular Plan Year, at such times as the Company may decide. The Company, however, does not guarantee either the making of the contributions or the benefit payable under the Plan. The Company reserves the right to reduce, suspend or discontinue contributions under the Plan for any reason at any time.

     Any contribution made by the Company shall be irrevocable and shall be held and disposed of by the Trustee solely in accordance with the provisions of the Plan and the Trust Agreement. There shall be no Participant contributions under the Plan.

Stock Incentive Plan

General Description

     As of the Effective Date, the Company established the Reinhold Stock Incentive Plan for key employees. The Reinhold Stock Incentive Plan permits the grant of stock options, stock appreciation rights and restricted stock. The total number of shares of stock subject to issuance under the Reinhold Stock Incentive Plan may not exceed 100,000. The maximum number of shares of stock with respect to which options or stock appreciation rights may be granted to any eligible employee during the term of the Reinhold Stock Incentive Plan may not exceed 10,000. The shares to be delivered under the Reinhold Stock Incentive Plan may consist of authorized but unissued stock or treasury stock, not reserved for any other purpose.

     The exercise price of the options is established at the discretion of a Committee of the Board of Directors (the "Committee"), provided that it may not be less than the estimated fair value at the time of grant. The Reinhold Stock Incentive Plan provides that the options are exercisable based on vesting schedules, provided that in no event shall such options vest more rapidly than 33 1/3 % annually. The options expire no later than ten years from the date of grant.

     The Committee, in its discretion, in connection with grant of an option, may grant to the optionee Stock Appreciation Rights (SARs). A SAR will entitle the holder of the related option, upon exercise of the Stock Appreciation Right, to surrender such option, and receive payment of an amount determined by multiplying (i) the excess of the fair market value of a share of stock on the date of exercise of such SAR over the purchase price of a share of stock under the related option, by (ii) the number of shares as to which the SARs has been exercised.

     The Committee may grant shares of restricted stock to eligible employees and in such amounts as it shall determine in its sole discretion.

     On June 3, 1999, the Compensation Committee of the Board of Directors granted 73,000 stock options to key employees at an option price of $8.25 per share, the prevailing market rate on that date. The options shall not be exercisable in whole or in part until three years after the grant date and are exercisable up to ten years from the grant date.

     On June 3, 1999, the Board of Directors approved and adopted the Reinhold Industries, Inc. Stock Option Agreement by and between the Company and Michael
T. Furry, granting Mr. Furry the option, effective June 3, 1999, to acquire up to 90,000 shares of Class A common stock of the Company at fair market value at that date ($8.25 per share). Terms of the Agreement are equivalent to those in the Reinhold Stock Incentive Plan.

     On May 10, 2000, May 8, 2001, and May 1, 2002, the Board of Directors approved a 10% dividend, payable in stock of the Company, to shareholders of record as of July 11, 2000, July 13, 2001, and May 31, 2002, respectively. The number of options issued to employees prior to this date as well as the exercise price of the options were adjusted to reflect the dilutive effect of this dividend.

Grants to Employees Under the Reinhold Stock Incentive Plan

     Stock Options. The Compensation Committee can grant employees stock options at an option exercise price not less than the fair market value of a share on the date of grant. To exercise an option, an employee would pay the option price in cash, or if permitted by the Committee, by delivering shares of Reinhold Class A Common Stock already owned by the employee that have a fair market value equal to the option price.

     The term of each option is fixed by the Committee provided that no option may be exercisable for more than 10 years after the date on which it becomes exercisable. The Committee will determine the time or times at which each option granted to an employee may be exercised as well as other terms and conditions applicable to the option. Such options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

     Stock Appreciation Rights. A SAR will entitle the holder of the related option, upon exercise of the Stock Appreciation Right, to surrender such option, and receive payment of an amount determined by multiplying (i) the excess of the fair market value of a share of stock on the date of exercise of such SAR over the purchase price of a share of stock under the related option, by (ii) the number of shares as to which the SARs has been exercised.

     A Stock Appreciation Right will be exercisable at such time or times and only to the extent that a related option is exercisable, and will not be transferable except to the extent that such related option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the fair market value of a share of stock on the date of exercise exceeds the purchase price of a share of stock specified in the related option.

     Upon the exercise of a Stock Appreciation Right, the related option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of stock as to which the option is exercised or surrendered.

     Restricted Stock. The Committee, at any time and from time to time, may grant shares of Restricted Stock under the Reinhold Stock Incentive Plan to such Eligible Employees and in such amounts as it shall determine in its sole discretion. Each grant of Restricted Stock shall be made pursuant to a written agreement which shall contain such restrictions, terms and conditions as the Committee may determine in its discretion. Restrictions upon shares of
Restricted Stock shall lapse at such time or times and on such terms and conditions as the Committee may determine; provided, however, that in no event shall such restrictions on overall corporate performance, the officer's managerial ability, and the officer's performance in any special projects that the officer may have undertaken.

Compensation of the Chief Executive Officer

     Michael Furry's compensation for fiscal 2002 was primarily determined by his employment agreement. In fiscal 2000, at the recommendation of the Compensation Committee, Mr. Furry's employment agreement was amended to extend the term of his employment through November 13, 2004. Mr. Furry's base salary under his employment agreement was determined on the basis of his experience, personal performance and average salary levels in effect at comparable companies.

         Submitted by the Compensation Committee of the Board of Directors.

         Glenn Scolnik (Chairman)
         Ralph R. Whitney, Jr.
         Andrew McNally, IV


                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP (the Company's independent auditors) the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU380), received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Ernst & Young their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

     The Audit Committee consists of Thomas A. Brand (Chairman) and Richard A. Place. Mssrs. Brand and Place are "independent" as defined by NASDAQ Marketplace Rule 4200.

     The Audit Committee has adopted a written charter outlining its functions and accountability to the Board of Directors. A copy of the Audit Committee charter is attached as an Appendix to this proxy statement.

     Submitted by the Audit Committee of the Board of Directors.


         Thomas A. Brand (Chairman)
         Richard A. Place

                              INDEPENDENT AUDITORS

     On May 1, 2001, by written consent of the Board of Directors, KPMG LLP was dismissed as the Registrant's certifying accountant. Also on this date, Ernst & Young LLP was engaged as the Registrant's new certifying accountant. During 2000, there had been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. KPMG LLP's report on the financial statements for 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The Audit Committee of the Board of Directors of Reinhold selected Ernst & Young LLP, independent auditors, to audit Reinhold's financial statements for the year ended December 31, 2002 and they have been selected to serve as independent auditors for the year ending December 31, 2003.

Audit Fees - The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of Reinhold's annual financial statements for the year ended December 31, 2002, the preparation of Federal, State and Foreign income tax returns, and the reviews of the financial statements included in Reinhold's quarterly reports on Form 10-Q for that fiscal year were $278,000.

Financial Information Systems Design and Implementation Fees -- There were no fees billed by Ernst & Young LLP for professional services relating to financial information systems design and implementation rendered during the fiscal year ended December 31, 2002.

All Other Fees - All other fees billed by Ernst & Young LLP for professional services rendered during the fiscal year ended December 31, 2002 totaled $11,000.


                      PROPOSALS BY HOLDERS OF COMMON STOCK


     Any proposal which a stockholder of Reinhold desires to be considered for inclusion in the proxy statement relating to the 2004 Annual Meeting of Stockholders must be received by Reinhold at its executive offices no later than November 30, 2003. The offices of Reinhold are located at 12827 East Imperial Hwy, Santa Fe Springs, California, 90670.


     Reinhold will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. Reinhold has requested brokers, nominees, fiduciaries and other custodians who hold shares of its Common Stock in their names to solicit proxies from their clients who own such shares, and Reinhold has agreed to reimburse them for their expenses in so doing.


     Management does not intend to present any further items of business to the meeting, and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may, in their discretion, determine.



                  /s/ Brett R. Meinsen

                      BRETT R. MEINSEN
                      Secretary





March 26, 2003







PLEASE DATE, SIGN AND IMMEDIATELY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                                                                       EXHIBIT A

                            REINHOLD INDUSTRIES, INC.
                    AMENDED AND RESTATED STOCK INCENTIVE PLAN

                                   ARTICLE ONE
                                     GENERAL

1.1      PURPOSE OF THE PLAN

     A. This Amended and Restated Stock Incentive Plan (the "Plan") is intended to promote the interests of Reinhold Industries, Inc., a Delaware corporation (the "Corporation"), by attracting and retaining talented personnel by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase a proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its Parent or Subsidiaries).

     B. The Plan shall become effective upon the effective date of the adoption of the Plan by the Corporation's Board of Directors, subject to shareholder approval. Such date is hereby designated the "Plan Effective Date."

 1.2     DEFINITIONS

     For purposes of the Plan, the following definitions shall be in effect:

         1933 Act:  the Securities Act of 1933, as amended from time to time.

         1934 Act:  the Securities Exchange Act of 1934, as amended from time to time.

         Board:  the Corporation's Board of Directors.

         Code:  the Internal Revenue Code of 1986, as amended.

         Common Stock:  shares of the Corporation's common stock.

     Disability: the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Plan Administrator has the discretion to determine whether an individual is disabled and that determination will be binding and conclusive.

     Domestic Relations Order: any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

     Employee: an individual who performs services while in the employ of the Corporation or one or more Parent or Subsidiaries, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance. An Employee will not cease to be an Employee in the case of any Corporation-approved leave of absence.

     Exercise Date: the date on which the Corporation shall have received written notice of the option exercise.

     Fair Market Value: the Fair Market Value per share of Common Stock shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

     Incentive  Option:  a stock option that satisfies the  requirements of Code
Section 422.

     Non-Statutory Option: a stock option that does not meet the requirements of Code Section 422.

     Optionee: a person to whom an option is granted under the Discretionary Option Grant.

     Parent: Any corporation or other legal entity (other than the Corporation) in an unbroken chain of corporations or other legal entities ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation or other legal entity in the unbroken chain (other than the Corporation) owns, at the time of the determination, securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other corporations or other legal entities in such chain.

     Plan Administrator: means a committee of two (2) or more Board members appointed by the Board to administer the Plan. If no committee is appointed, the Board will serve as the Committee. The composition of the Committee is intended to satisfy Code section 162(m) and Rule 16b-3 promulgated under the 1934 Act, if applicable.

     Qualified Domestic Relations Order: a Domestic Relations Order that substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

     Service: the performance of services for the Corporation (or any Parent or Subsidiary) on a continuous basis as an Employee, except to the extent otherwise specifically provided in the applicable stock option.

     Subsidiary: each corporation or other legal entity (other than the Corporation) in an unbroken chain of corporations or other legal entities beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation or other legal entity (other than the last corporation or other legal entity) in the unbroken chain owns, at the time of the determination, securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities in one of the other corporations or other legal entities in such chain.

     10% Shareholder: the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any parent corporation or subsidiary corporation, as each of those terms is defined in Code Section 424(e) and 424(f), respectively.

1.3 ADMINISTRATION OF THE PLAN

     A. The Plan shall be administered solely and exclusively by the Plan Administrator.

     B. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

     C. The Plan Administrator shall have power and discretionary authority (subject to the provisions of the Plan) to establish rules and regulations for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option granted thereunder.

1.4      OPTION GRANTS

     A. The persons eligible to participate in the Plan shall be limited to officers and other Employees of the Corporation (or its Parent or Subsidiaries); and

     B. Except as limited by the provisions of this Plan, the Code or other applicable law, the Plan Administrator shall have power and discretionary authority to determine with respect to the option grants, which eligible individuals are to receive option grants, the time or times when such options are to be granted, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

1.5      STOCK SUBJECT TO THE PLAN

     A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock that may be issued over the term of the Plan shall not exceed two hundred sixty-five thousand eight hundred (265,800) shares, subject to adjustment from time to time in accordance with the provisions of this Section 1.5.

     B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options exceed sixty thousand (60,000) shares per calendar year.

     C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

     D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options in the aggregate per calendar year and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Plan.

                                   ARTICLE TWO

                                  OPTION GRANTS

2.1      TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section 2.2.

     A. Exercise Price.

     (1) The Plan Administrator shall fix the exercise price per share in accordance with the following provisions:

     (i) The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

     (ii) The Plan Administrator shall fix the exercise price per share of Common Stock subject to a Non-Statutory Option.

     (iii) If the individual to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date.

     (2) The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section 4.1, be payable in cash or check made payable to the Corporation. The exercise price may also be paid as follows:

     (i) in shares of Common Stock held by the Optionee for the requisite period neces sary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

     (ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-desig nated brokerage firm to effect the immediate sale of all or a portion of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settle ment date, sufficient funds to cover the aggregate exercise price payable for all of the shares being purchased pursuant to this special sale and remittance procedure plus all applicable Federal, state and local income and employment taxes required to be with held by the Corporation by reason of such purchase and sale, and (b) to the Corporation to deliver the certificates for the shares to be sold directly to such brokerage firm to complete the sale transaction.

     (3) Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Term and Exercise of Options. Each option granted under this Plan shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

     During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     C. Exercise Period.

     (1) Except to the extent otherwise provided pursuant to subsection C(2) below, the following provisions shall govern the exercise period applicable to any options held by the Optionee:

     (i) Should the Optionee cease to remain in Service for any reason other than Disability, death or a termination of employment for cause, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

     (ii) Should the Optionee cease to remain in Service by reason of Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

     (iii) Should the Optionee cease to remain in Service by reason of death of the Optionee, then the period during which each option held by the Optionee is to remain exercisable shall be limit ed to the twelve (12)-month period following the date of the Optionee's death. During such period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

     (iv) If an Optionee ceases to remain in service by reason of a termination of Service for cause, then all outstanding options held by the Optionee shall terminate immediately and cease to be out standing. The Plan Administrator shall determine whether a termination is for cause, and its deter mination shall be binding and conclusive. To the extent the Optionee's Service with the Corporation is governed by a written agreement with the Corporation at the time of the Optionee's termination, the Plan Administrator shall use the definition of "cause" set forth in such agreement for purposes of making such determination.

     (v) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

     (vi) Subject to subsection C(2) below, during the applicable exercise period, an option may not be exercised in the aggregate for more than the number of vested option shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of' the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested option shares for which the option has not been exercised.

     Except to the extent otherwise provided in this Plan or in an option grant as permitted by this Plan, an option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to be outstanding with respect to any shares for which the option is not then exercisable or in which the Optionee is not otherwise at that time vested.

     (2) To the extent permitted by the Code, the Plan Administrator shall have the power and discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding:

     (i) to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited period in effect under subsection C(1) of this Section 2.1 to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option be exercisable after the specified expiration date of the option term; and/or

     (ii) to permit one or more options held by the Optionee to be exercised, during the limited exercise period applicable under this paragraph C, not only with respect to the number of shares of Common Stock for which each such option is vested and exercisable at the time of the Optionee's cessation of Service but also with respect to some or all of the additional shares of Common Stock for which the option would have otherwise become vested and exercisable had such cessation of Service not occurred.

     D. Shareholder Rights. An Optionee shall have no shareholder rights with respect to any shares covered by the option until such individual has exercised the option, paid the exercise price and become the holder of record of the purchased shares.

2.2.     INCENTIVE OPTIONS

     Under the Code, Incentive Options may only be granted to Employees of the Corporation or a parent corporation or subsidiary corporation as each of those terms is defined in Code Section 424(e) and 424(f), respectively, and must comply with Code Section 422, including the terms and conditions specified below. Except as modified by the provisions of this Section 2.2, all of the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Non-Statutory Options shall not be subject to the terms and conditions of this Section 2.2

     A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent corporation or subsidiary corporation, as each of those terms is defined in Code Section 424(e) and 424(f), respectively) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). Should the number of shares of Common Stock for which any Incentive Option(s) first become(s) exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then the option(s) may nevertheless be exercised in the same or a later calendar year for the excess number of shares as a Non-Statutory Option under the Code. To the extent the Employee holds two (2) or more such options, which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options under the Code shall be applied to the options in the order in which such options were granted.

     B. 10% Shareholder. If any individual to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the grant date.

                                  ARTICLE THREE

                                  MISCELLANEOUS

3.1      LOANS OR INSTALLMENT PAYMENTS

     A. The Plan Administrator may, in its discretion, assist any Optionee (including an Optionee who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Plan, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee to pay the exercise price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate at the time such exercise price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the option price of the acquired shares plus any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the acquisition of such shares.

     B. The Plan Administrator may, in its discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

3.2      AMENDMENT OF THE PLAN AND AWARDS

     A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment. In addition, the Board may not, without the approval of the Corporation's shareholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan or the maximum number of shares for which any one individual participating in the Plan may be granted stock options in the aggregate per calendar year, except for permissible adjustments under Section 1.5.C, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Optionees.

     B. Options to purchase shares of Common Stock may be granted under the Plan in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until shareholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (i) any and all options to purchase excess shares shall terminate and (ii) any and all excess shares issued shall be surrendered to the Corporation for cancellation and the Corporation shall promptly refund any purchase price paid for any excess shares, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

3.3      TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income tax and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section 3.3 and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 promulgated under the 1934 Act) provide any or all holders of Non-Statutory Options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

     (1) The holder of the Non-Statutory Option may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

     (2) The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

3.4      EFFECTIVE DATE AND TERM OF PLAN

     A. The Plan Effective Date is September 30, 2002, subject to shareholder approval. If the Corporation's shareholders do not approve the Plan by July 31, 2003, the Plan shall terminate and all options shall terminate and cease to remain outstanding, and no further stock option grants shall be made under the Plan. If the Plan is amended and such amendment requires shareholder approval, no stock options granted under the Plan shall become exercisable unless and until the amended Plan is approved by the Corporation's shareholders within twelve (12) months after such effective date of such amendment. Should such shareholder approval not be obtained, then all stock options made under the amended Plan shall terminate and cease to remain outstanding, and no further stock option grants shall be made under the amended Plan.

     B. The Plan shall  terminate  upon the earlier of (i) September 30, 2012 or
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

3.5      REGULATORY APPROVALS

     The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

3.6      USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants under the Plan shall be used for general corporate purposes.

3.7      NO EMPLOYMENT/SERVICE RIGHTS

     Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or Service of the Corporation (or any Parent or Subsidiary) for any period of specific duration, and the Corporation (or any Parent or Subsidiary retaining the services of such individual) may terminate such individual's employment or Service at any time and for any reason, with or without cause.

3.8      MISCELLANEOUS PROVISIONS

     A. Except as otherwise expressly provided under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

     B. The provisions of the Plan relating to the exercise of options shall be governed by the laws of the State of Indiana as such laws are applied to contracts entered into and performed in such State.

     C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                           REINHOLD INDUSTRIES, INC.

            Charter of the Audit Committee of the Board of Directors


I.       Audit Committee Purpose

                 The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

                 o Monitor the  integrity of the Company's  financial  reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

                 o Monitor the  independence and  performance of the   Company's
                   independent auditors and internal auditing department.

                 o Provide an avenue to  communication  among the    independent
                   auditors, management, and  the Board of Directors.

                 The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      Audit Committee Composition and Meetings

                 Audit  Committee  members  shall meet the  requirements  of the
         Securities & Exchange Commission. The Audit Committee shall be comprised of three (3) or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

                 All Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

                 The Committee shall meet at least four (4) times  annually,  or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.     Audit Committee Responsibilities and Duties

         Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document disseminated to shareholders at least every three years in accordance with SEC regulations.

         2. Review the Company's annual audited consolidated financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.


         4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6. Approve the fees and other significant compensation to be paid to the independent auditors.
         7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the company that could impair the auditors' independence.

         8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.
         10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Legal Compliance

         11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Audit Committee Responsibilities

         12.     Annually prepare a  report to  shareholders as required by  the
                 Securities  and  Exchange  Commission. The  report  should   be
                 included in the Company's annual proxy statement.

         13.     Perform any other activities consistent with this  Charter, the
                 Company's by-laws, and governing   law, as the Committee or the
                 Board deems necessary or appropriate.

         14.     Maintain minutes of meetings  and  periodically  report  to the
                 Board of Directors on significant  results  of  the   foregoing
                 activities.

         15. Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

         16.     Periodically   perform  self-assessment  of  audit    committee
                 performance.

         17. Review financial and accounting personnel succession planning within the company.

         18.     Annually  review  policies  and  procedures  as well  as  audit results associated with director's and officers expense accounts and perquisites. Annually review a summary of directors and officers' related party transactions and potential conflicts of interest.


         August 2000



                           REINHOLD INDUSTRIES, INC.
                           12827 E. Imperial Highway
                           Santa Fe Springs, CA 90670

                                                                     EXHIBIT A

                            REINHOLD INDUSTRIES, INC.
                           12827 East Imperial Highway
                           Santa Fe Springs, CA 90670

                                      PROXY

This proxy is solicited on behalf of the Board of Directors for THE ANNUAL Meeting of SHAREHOLDERS.

     The undersigned hereby appoints Brett R. Meinsen and Judy Sanson, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all Class A Common Stock of Reinhold Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Corporation to be held at the offices of Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California on Wednesday, April 30, 2003 at 2:00 P.M., Pacific time, and at any adjournments thereof.

     1. ELECTION OF SIX DIRECTORS to serve until the next annual meeting after their election:

        ------ FOR nominees listed below (except as marked to the contrary). ------ WITHHOLD AUTHORITY to vote for nominees listed below.

        RALPH R. WHITNEY, JR.     ANDREW McNALLY, IV       MICHAEL T. FURRY

        GLENN SCOLNIK             THOMAS A. BRAND          RICHARD A. PLACE

(INSTRUCTION: To withhold authority to vote any individual nominee, write that nominee's name on the space provided below.)


--------------------------------------------------------------------------------


     2. THE AMENDED AND RESTATED REINHOLD INDUSTRIES, INC. STOCK INCENTIVE PLAN

        ------ FOR               ------ AGAINST            ------ ABSTAIN


PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

                  (Continued and to be signed on reverse side)

                                (Continued side)


     3. In their discretion, such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted as instructed herein by the undersigned stockholder. If no contrary instructions are given, this Proxy will be voted FOR the proposals as set forth in the accompanying Proxy Statement.



                                                       -------------------------
                                                       Date

                                                       -------------------------
                                                       Name of Registered Holder

                                                       -------------------------
                                                       Signature

                                                       -------------------------
                                                       Signature


                                                  Joint owners should each sign.
                                                  When signing as executor,
                                                  administrator, trustee or
                                                  guardian, give your full Title
                                                  as such.